Exhibit 32 - CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
             PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The certification set forth below is being submitted in connection with the Quarterly Report of Interchange Financial Services Corporation (the "Company") on Form 10-Q for the quarter ending March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report").

The undersigned, Anthony S. Abbate, President and Chief Executive Officer of the Company, and Charles T. Field, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 10, 2006

                                        /s/ Anthony S. Abbate
                                        ____________________________________
                                        Anthony S. Abbate
                                        President and Chief Executive Officer


                                        /s/ Charles T. Field
                                        ____________________________________
                                        Charles T. Field
                                        Senior Vice President and CFO